UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 18, 2005

                                -----------------

                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           Delaware                       0-32383                23-3070336
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                    Identification No.)

   c/o Pegasus Communications Management Company
                225 City Line Avenue
             Bala Cynwyd, Pennsylvania                         19004
      (Address of Principal Executive Offices)               (Zip Code)


    Registrant's Telephone Number, Including Area Code:       (800) 376-0022


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.      Entry into a Material Definitive Agreement

         The registrant entered into an agreement on February 18, 2005, with The Blackstone Group L.P., in which the parties settled claims, based on a 2001 engagement letter that was previously terminated, that the registrant owes Blackstone $5,235,039.04 in connection with the sale of the DIRECTV distribution business of subsidiaries of the registrant that are the subject of bankruptcy proceedings. In full settlement of Blackstone's claims, the registrant agreed to issue 52,351 shares of the registrant's Series C convertible preferred stock. The agreement is attached as an exhibit to this report and is incorporated herein by reference.

Item 3.02       Unregistered Sales of Equity Securities

         The registrant agreed on February 18, 2005, to issue 52,351 shares of its 6 1/2% Series C Convertible Preferred Stock, which has a liquidation preference of $100 per share, to The Blackstone Group L.P. in connection with the agreement described in item 1.01. The securities were issued without registration under the Securities Act of 1933 in reliance on the exemption from registration contained in section 4(2) of that act for transactions by an issuer not involving any public offering.

         Each share of Series C preferred stock is convertible into the registrant's Class A common stock at a conversion price of $318.75, which is equal to a conversion ratio of 0.31373 shares of Class A common stock for each share of Series C preferred stock.

Item 9.01       Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

Exhibit
Number          Description of Exhibit

10.1 Release and Settlement Agreement dated February 18, 2005, between the registrant and The Blackstone Group L.P.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               PEGASUS COMMUNICATIONS CORPORATION


                               By          /s/ Scott A. Blank
                                  -------------------------------------
                                              Scott A. Blank,
                                            Senior Vice President


Date:  February 25, 2005



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


                                  EXHIBIT INDEX


Exhibit
Number          Description of Exhibit

10.1 Release and Settlement Agreement dated February 18, 2005, between the registrant and The Blackstone Group L.P.